                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement

/ /  Confidential,  for use of the  Commission  Only  (as  permitted  by Rule
     14a-6(e)(2))
/ /  Definitive  Proxy  Statement
/ /  Definitive  Additional Materials

/ /  Soliciting Materials Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            THE RYLAND GROUP, INC.
                            ----------------------
                 (Name of Registrant as Specified in Charter)

                             THE RYLAND GROUP, INC.
                             ----------------------

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.
/ /   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
       0-11.

     (1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------

     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------

     (5)  Total fee paid:
       -------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
       -------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:
       -------------------------------------------------------------------------

     (3)  Filing Party:
       -------------------------------------------------------------------------

     (4)  Date Filed:
       -------------------------------------------------------------------------

                             THE RYLAND GROUP, INC.
                       21800 Burbank Boulevard, Suite 300

                        Woodland Hills, California 91367

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

      Notice is given that the  Annual  Meeting  of  Stockholders  of The Ryland
Group,  Inc. will be held at The  Ritz-Carlton,  4375 Admiralty Way,  Marina del
Rey,  California,  on April  26,  2000,  at 9:00  a.m.,  Pacific  Time,  for the
following purposes:

1.    To elect  eight  Directors  to serve  until  the next  Annual  Meeting  of
      Stockholders and until their successors are elected and shall qualify.
2.    To approve the 2000 Non-Employee Director Equity Plan.
3.    To act upon other business properly brought before the meeting.

      Stockholders  of record at the close of business on February 17, 2000, are entitled to vote at the meeting or any adjournment thereof. Please date and sign the  enclosed  proxy  and  return  it in the  accompanying  postage-paid  return envelope.  You may revoke your proxy at any time prior to its exercise by filing with the  Secretary of the  Corporation  an  instrument  of revocation or a duly executed proxy bearing a later date. Your proxy may also be revoked by attending the meeting and voting in person.

                                      By Order of the Board of Directors

                                      Timothy J. Geckle
                                          Secretary

March 15, 2000

                                 PROXY STATEMENT

The  enclosed  proxy  is  being  solicited  by  The  Ryland  Group,   Inc.  (the
"Corporation")  for use at the Annual Meeting of Stockholders on April 26, 2000.
This Proxy  Statement and proxy are first being  distributed to  stockholders on approximately  March 15, 2000. The Annual Report of the Corporation for the year ended December 31, 1999,  including financial statements and accompanying notes, is enclosed with this Proxy  Statement.  A proxy may be revoked by a stockholder at any  time  prior  to  its  exercise  by  filing  with  the  Secretary  of the
Corporation an instrument of revocation or a duly executed proxy bearing a later date.  It may also be revoked by  attendance at the meeting and election to vote in person.

The election of  Directors  requires a plurality of the votes cast with a quorum present. For the election of Directors, abstentions and broker non-votes are not votes cast and have no effect on the plurality vote required.

The  approval  of the  2000  Non-Employee  Director  Equity  Plan  requires  the affirmative  vote of a  majority  of the votes cast in person or by proxy with a quorum present.  Abstentions and broker  non-votes will not be considered  votes cast for the foregoing purpose.

The Corporation will utilize the services of ChaseMellon  Consulting Services in the  solicitation  of  proxies  for this  Annual  Meeting of  Stockholders.  The
Corporation may also solicit proxies by mail, personal interview or telephone by officers and other management employees of the Corporation,  who will receive no additional  compensation for their services. The cost of solicitation of proxies is borne by the  Corporation.  Arrangements  will be made by the Corporation for the forwarding to beneficial owners, at the Corporation's expense, of soliciting materials by brokerage firms and others.

Only  stockholders  of record at the close of business on February 17, 2000, are entitled to vote at the meeting or any adjournment thereof. The only outstanding securities  of the  Corporation  entitled  to vote at the  meeting are shares of
Common  Stock and  shares of ESOP  Series A  Convertible  Preferred  Stock.  The
holders of Preferred Stock vote together with the holders of Common Stock as one class.  There were 13,555,560 shares of Common Stock outstanding as of the close of business on February 17, 2000.  There were 341,206 shares of Preferred  Stock outstanding  as of the close of business on February  17, 2000.  Neither  Common
Stock nor Preferred Stock has cumulative voting rights.  Holders of Common Stock and Preferred Stock are entitled to one vote per share on all matters.

                                     - 1 -

                              ELECTION OF DIRECTORS

All  Directors  (eight in number) are proposed for election to hold office until the next Annual Meeting of Stockholders and until the election and qualification of their  successors.  The proxies  solicited,  unless directed to the contrary, will be voted FOR the eight persons named below.

Management  has no reason to believe  that any nominee is unable or unwilling to serve as a Director;  but if that should occur for any reason, the proxy holders reserve the right to vote for another person of their choice.

Name, Age and
Year in which
First Elected

a Director                 Principal Occupation for Five Prior Years and Other Information
-------------              ---------------------------------------------------------------
R. Chad Dreier             Chairman of the Board of Directors, President and Chief Executive Officer of
  52 (1993)                the Corporation.

Leslie M. Frecon           President,  L Frecon Enterprises;  Senior Vice President,  Corporate Finance, of
   46 (1998)               General Mills Corporation, until 1998; Director of The Resource Companies.

William L. Jews            President and Chief Executive Officer of CareFirst, Inc.; President and Chief
   48 (1994)               Executive Officer of Blue Cross Blue Shield of Maryland, Inc., until 1998;
                           Director of Crown Central Petroleum Corp., Federal Reserve Bank of Richmond
                           and MuniMae.

William G. Kagler          Chairman of the Executive Committee and Director of Skyline Chili, Inc.,
   67 (1985)               until 1995; Director of Fifth Third Bankcorp and Union Central Life Insurance Co.

Robert E. Mellor           President,  Chief Executive  Officer and Director of Building  Materials Holding
   56 (1999)               Corporation;  Of Counsel,  Gibson,  Dunn and Crutcher,  LLP (Law Firm) until 1997;
                           Director of Coeur d'Alene Mines Corporation.

Charlotte St. Martin       Executive Vice President of Loews Hotels;  President and Chief Executive Officer
   54 (1996)               of Loews Anatole Hotel, until 1995; Director of Gibson Greetings, Inc.

Paul J. Varello            Chairman and Chief Executive Officer of American  Ref-Fuel Company;  Director of
   56 (1999)               Integrated Waste Services Association.

John O. Wilson             Chairman,  Investment  Policy  Committee,  SDR  Capital  Management  Group,  San
  61 (1987)                Francisco; Senior Fellow, Berkeley Roundtable on International Economics (BRIE),
                           University  of  California-Berkeley;  Executive  Vice
                           President  and  Chief  Economist  of Bank of  America
                           Corporation,   until   1998;   Director   of  Calpine
                           Corporation,   California   Council  on  Science  and
                           Technology and Public Policy Institute of California.

THE BOARD OF DIRECTORS  RECOMMENDS  THAT THE  STOCKHOLDERS  VOTE FOR EACH OF THE
NOMINEES LISTED ABOVE. THE ELECTION OF THE NOMINEES  REQUIRES A PLURALITY OF THE
VOTES CAST WITH A QUORUM PRESENT.

                                      - 2 -

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the knowledge of the Corporation,  the only beneficial  owners of more than 5 percent of the outstanding  shares of Common Stock, as of February 17, 2000, are as follows:

                                Amount and Nature

Name and Address             of Beneficial Ownership           Percent of Class
-----------------------      -----------------------           ----------------
The Prudential Insurance          1,474,825 (1)                       10.9
Company of America
751 Broad Street
Newark, NJ 07102-3777

Dimensional Fund Advisors           936,164 (2)                        6.9
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

(1)  According to Schedule 13G dated January 31, 2000, filed with the Securities and Exchange  Commission,  6,800 of these shares are owned with sole voting and sole  dispositive  power,  and 1,468,025 of these shares are owned with shared voting and shared dispositive power.

(2)  According to Schedule 13G dated February 4, 2000, filed with the Securities and Exchange Commission, all of these shares are owned with sole voting and sole dispositive power.

The Corporation's Retirement Savings Opportunity Plan is the beneficial owner of
341,206 shares of ESOP Series A Convertible  Preferred  Stock  representing  100 percent of the outstanding shares of Preferred Stock of the Corporation.  All of these  shares are owned with shared  voting and shared  dispositive  power.  The address of the Retirement  Savings  Opportunity  Plan is c/o Vanguard  Fiduciary
Trust Company, 100 Vanguard Boulevard, Malvern, PA 19355.

The following table sets forth, as of February 17, 2000, the number of shares of
Common  Stock of the  Corporation  beneficially  owned by the  Directors  of the
Corporation,  nominees for Director, each of the executive officers named in the
Summary  Compensation  Table,  and by the Directors and executive  officers as a group:

                                           Number of Shares

Name                                    Beneficially Owned (1)
------------------                      ----------------------
R. Chad Dreier                                525,484
Leslie M. Frecon                                2,870
William L. Jews                                 8,080
William G. Kagler                              18,180
Robert E. Mellor                                1,901
Charlotte St. Martin                            5,078
Paul J. Varello                                    36
John O. Wilson                                 12,203
John M. Garrity                                63,727
Frank J. Scardina                              77,070
Daniel G. Schreiner                            15,101
Kipling W. Scott                               74,515
Michael D. Mangan (2)                         115,229
Directors and executive officers
 as a group (15 persons)                    1,003,655

(1)  With the exception of Mr. Dreier,  no other Director,  nominee or executive officer  beneficially  owns  more  than  1  percent  of  the  Corporation's outstanding  Common Stock. Mr. Dreier  beneficially owns 3.9 percent of the outstanding  Common  Stock  of the  Corporation.  Directors,  nominees  and executive  officers  as  a  group  beneficially  own  7.4  percent  of  the outstanding Common Stock of the Corporation. All of the shares in the table are owned individually with sole voting and sole dispositive power.

     Includes  shares subject to stock options which may be exercised  within 60 days of February 17, 2000, as follows:  Mr.  Dreier,  400,000  shares;  Ms.
     Frecon, 2,000 shares; Mr. Jews, 6,000 shares; Mr. Kagler, 7,100 shares; Ms.
     St. Martin,  4,000 shares; Mr. Wilson,  7,100 shares;  Mr. Garrity,  59,750 shares;  Mr. Scardina,  70,950 shares;  Mr. Schreiner,  14,850 shares;  Mr.
     Scott,  70,350  shares;  Mr.  Mangan,  109,750  shares  and  Directors  and executive officers as a group, 830,600 shares.

     Includes shares subject to restricted stock units for Mr. Dreier, 75,000.

     Does not include shares of ESOP Series A Convertible  Preferred Stock which have been  allocated  to  participants'  accounts  under the  Corporation's
     Retirement Savings Opportunity Plan as follows: Mr. Dreier, 733 shares; Mr.
     Garrity,  610 shares; Mr. Scardina,  735 shares; Mr. Scott, 604 shares; Mr.
     Mangan, 686 shares and executive officers as a group, 5,937 shares.

(2)  Mr. Mangan left the  Corporation and resigned as Executive Vice President and
     Chief Financial Officer in September 1999.

                                     - 3 -

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

During 1999, the Board of Directors held seven meetings.  All Directors attended at least 75  percent  of the  meetings  of the  Board  of  Directors  and of the committees  of the Board of Directors on which they served  during 1999 with the exception of Mr. Jews.  The Board of  Directors  of the  Corporation  has Audit,
Compensation, Finance and Nominating and Governance Committees.

The Audit  Committee of the Board of  Directors is composed of Directors  Frecon and Mellor. The Audit Committee reviews the Corporation's  financial  statements and reports, the audit services provided by the Corporation's independent public accountants and the reports of the Corporation's internal auditors. During 1999, four meetings of the Audit Committee were held.

The  Compensation  Committee of the Board of Directors  determines or recommends the amount and form of compensation  awarded and paid to executive  officers and key employees of the Corporation as well as awards and  distributions  under the
Corporation's  compensation plans. Directors Jews, Kagler, Mellor and St. Martin serve  as its  members.  During  1999,  the  Compensation  Committee  held  five meetings.

The Finance Committee of the Board of Directors is composed of Directors Frecon,
Mellor and Wilson.  The Finance  Committee  reviews and monitors  the  financial plans and capital structure of the Corporation. There were three meetings of the
Finance Committee during 1999.

The  Nominating and  Governance  Committee  recommends to the Board of Directors candidates to fill  vacancies on the Board and makes  recommendations  about the composition of the Board's committees. Directors Jews, Kagler and St. Martin are the members of the Nominating and Governance Committee,  which held two meetings during 1999.  The Nominating  and  Governance  Committee will consider  nominees
suggested   by   stockholders   for   election   to  the  Board  of   Directors.
Recommendations   by  stockholders   are  forwarded  to  the  Secretary  of  the
Corporation  and should  identify  the nominee by name and  provide  information about the nominee's background and experience.

                            COMPENSATION OF DIRECTORS

Each Director who is not an employee receives an annual fee of $45,000;  half of this amount is paid in cash and half is paid in the Corporation's  Common Stock.
Each non-employee Director is paid an additional $1,500 in cash for each meeting attended of the Board of Directors  and of committees of the Board of Directors, with the  exception of the Committee  Chairperson  who is paid $2,000 in cash. A
Director  may  elect  to have all or any part of the  fees  deferred  under  the
Corporation's  Executive and Director  Deferred  Compensation  Plan.  Under this
Plan,  amounts  elected to be deferred are not  included in a  Director's  gross income for income tax  purposes  until  actually  distributed  to the  Director.
Directors  who  are  employees  of the  Corporation  do not  receive  additional compensation for service on the Board of Directors. During 1999, the Corporation
donated  $20,000 to charitable  organizations  on behalf of and as designated by each individual Director.

The Corporation  maintains a Non-Employee Director Equity Plan pursuant to which non-employee  Directors  receive  stock  options.  On  December  31,  1999,  the
Corporation  granted  each  non-employee  Director an option to  purchase  1,000 shares of Common  Stock at an  exercise  price of  $23.0625  per share  with the exception of Directors  Mellor and Varello who received  their initial option to purchase  2,000  shares of Common  Stock at an exercise  price of  $23.0625  per share.  The exercise  price was the market price of the Common Stock on the date of grant.  Stock options fully vest and become  exercisable six months after the date of grant. Options are not exercisable after 10 years from the date of grant or three  years  after  the  date of  termination  of  service  on the  Board of
Directors.

                                      - 4 -

          1999 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The  Compensation  Committee  is  comprised  of four  independent,  non-employee directors.  The  Compensation  Committee  approves  the design of,  assesses the effectiveness of, and administers executive  compensation programs in support of stockholder interests.  The Compensation Committee also reviews and approves all salary arrangements and other compensation for executive officers, including the
Chief Executive Officer,  evaluates executive  performance and considers related matters.

The  Corporation's  mission is to become a leader in the homebuilding  industry, optimize the strength of its mortgage operations and maximize stockholder value.
To accomplish  these  objectives,  the  Corporation is pursuing a  comprehensive business strategy that emphasizes earnings per share and return on stockholders'
equity.  The Compensation  Committee is committed to implementing a compensation program which furthers the  Corporation's  mission.  This program adheres to the following compensation policies which are intended to facilitate the achievement of the Corporation's business strategies:

     o    All  executive  officers',  including the Chief  Executive  Officer's, compensation  programs should emphasize the  relationship  between pay and performance by including  variable,  at-risk  compensation that is dependent upon the level of success in meeting specified financial and operational goals.

     o    A portion of total  compensation  should be comprised of  equity-based
          pay  opportunities.   Encouraging  a  personal   proprietary  interest
          provides  a close  identification  with  the  Corporation  and  aligns executive officers' interests with those of stockholders.  This policy promotes a continuing focus on building  profitability and stockholder value.

     o    Compensation opportunities should enhance the Corporation's ability to
          attract,   retain  and  encourage  the  development  of  exceptionally knowledgeable  and  experienced  executives  upon whom the  successful operation and management of the Corporation depend.

Components of Compensation

The  Compensation   Committee   relates  total   compensation   levels  for  the
Corporation's  Chief  Executive  Officer  and other  executive  officers  to the compensation paid to executives of a peer group of companies. This peer group is comprised of large national  homebuilding  companies,  which include many of the same companies which comprise the Dow/Home Construction Index in the Performance
Graph included in this Proxy  Statement.  However,  the  Compensation  Committee
believes that the  Corporation's  competitors for executive  talent also include other  companies  not  included in this Index.  Therefore,  the  Committee  also reviews general industry survey data on companies of comparable revenue size and reviews and approves the selection of companies used for compensation comparison purposes.

The key elements of the Corporation's  executive  compensation  program are base salary,  annual  incentives  and  long-term  incentive  compensation.  These key elements are  addressed  separately  below.  In  determining  each  component of
compensation,   the  Compensation   Committee   considers  all  elements  of  an
executive's total compensation package.

Base Salary

The Compensation  Committee regularly reviews each executive's base salary. Base salaries  are  targeted  at median  competitive  levels and are  adjusted by the
Compensation Committee to recognize varying levels of responsibility, experience and breadth of  knowledge,  internal  equity  issues,  as well as  external  pay practices.  Increases  to base  salaries  are  driven  primarily  by  individual performance.  Individual  performance  is  evaluated  based on the  Compensation
Committee's  judgement of sustained  levels of  individual  contribution  to the
Corporation.

In accordance  with his employment  agreement  dated April 21, 1999, Mr. Dreier,
Chairman of the Board of Directors, President and Chief Executive Officer of the
Corporation, receives a base salary of $750,000.

                                     - 5 -

Annual Incentives

The annual  incentive  program  promotes the  Corporation's  pay-for-performance philosophy by providing the Chief Executive Officer and other executive officers with direct  financial  incentives in the form of annual cash bonuses to achieve corporate,  business  unit and, in some  cases,  individual  performance  goals.
Annual bonus opportunities  allow the Corporation to communicate  specific goals that are of primary importance during the coming year and to motivate executives to achieve these goals.

Bonus  opportunities are set at median  competitive levels for the peer group of
companies.   The  various   bonus  plans  are  designed  to  incent  and  reward
above-average performance from the executives and their business units.

Under the terms of his employment agreement, dated April 21, 1999, Mr. Dreier is eligible  for an annual  cash bonus  equal to 1.0  percent  of the  consolidated pretax income of the Corporation, plus 1.5 percent of the amount of consolidated pretax  income that exceeds the prior fiscal year's  amount,  as adjusted by the
Compensation  Committee to eliminate the effect of unusual items.  In accordance with his  employment  agreement,  Mr.  Dreier  received  an annual cash bonus of
$1,314,350 for 1999.

Eligible  executives  on the  corporate  staff are assigned  target bonus levels ranging  from 25 to 60 percent of base  salary.  Bonuses are earned based on the extent to which pretax income goals established at the beginning of the year are achieved.  Executives in the Corporation's  homebuilding and mortgage operations receive  bonuses based on a percentage of the pretax  earnings of their business units, with no minimum or maximum bonus amounts.

Long-Term Incentives

In keeping with the  Corporation's  commitment  to provide a total  compensation package which includes  at-risk  components,  long-term  incentive  compensation
comprises  a  significant   portion  of  the  value  of  an  executive's   total
compensation package.

When awarding  long-term  incentives,  the Compensation  Committee  considers an executive's level of responsibility,  prior compensation experience,  historical award data,  individual  performance criteria and the compensation  practices at peer group  companies.  Long-term  incentives  are in the form of stock options, restricted stock units and cash.

        Stock Options

Stock  options are granted at an option  price which is the fair market value of the Common  Stock on the date of grant.  Accordingly,  stock  options have value only if the stock price  appreciates.  This  design  focuses  executives  on the creation of  stockholder  value over the long term. The size of the award can be adjusted based on individual factors and historical award data.

On April 21, 1999, Mr. Dreier received options to purchase 200,000 shares of the
Common Stock of the  Corporation at an exercise price of $25.50 per share.  This option grant was  determined  based on the median  competitive  levels for chief executive officers of peer group companies.

        TRG Incentive Plan

The TRG Incentive Plan provides for awards based on the Corporation's  financial performance during the year. Each year, the Compensation  Committee  establishes maximum  award levels for each  executive  officer  based on a percentage of the executive's  base salary.  Executives can earn cash or common stock awards based on the  extent to which  pre-established  financial  goals are  achieved  by the
Corporation.  Awards are payable in cash or common stock with vesting  occurring over three years.

The  Compensation  Committee  believes  that  the TRG  Incentive  Plan  provides executives with an immediate link to the interest of stockholders,  focuses them on company-wide  performance and provides  incentives that are longer-term  than annual  bonuses but less  remote  than  retirement  benefits.  The  Compensation
Committee  believes that the TRG Incentive  Plan will enhance the  Corporation's ability  to  maintain  a stable  executive  team  focused  on the  Corporation's long-term success.

                                     - 6 -

For 1999, the Compensation  Committee  designated return on stockholders' equity
as  the  performance   measure  for  the  TRG  Incentive  Plan.   Based  on  the
Corporation's performance in 1999, which exceeded the targeted return on equity, the  Compensation  Committee  determined  the TRG Incentive Plan awards for 1999 would be paid at 153.75 percent of the target award value.

A target award value for 1999 of 120 percent of base salary was  established  by
the  Compensation   Committee  for  Mr.  Dreier.   Based  on  the  Corporation's
performance in 1999,  which exceeded the targeted  return on equity  performance measure, Mr. Dreier received a TRG Incentive Plan award of $1,383,750.

Retirement Plans

The  Corporation  does not sponsor a defined  benefit  retirement  plan but does provide  executives  with the ability to accumulate  retirement  assets  through defined contribution plans.  Executive officers participate in the Corporation's
Retirement Savings Opportunity Plan up to the statutory limits. Because of these statutory limits,  the Corporation also offers executive officers the ability to defer additional pay and receive  corresponding  company-matching  contributions through the Executive and Director Deferred Compensation Plan.

For 1999,  earnings  credited to  deferrals  under the  Executive  and  Director
Deferred  Compensation  Plan were based on the nine  investment  choices offered pursuant to the Plan.

Policy with Respect to the $1 Million Deduction Limit

It is the policy of the  Compensation  Committee  to  continually  evaluate  the qualification  of compensation  for exclusion from the $1 million  limitation on corporate tax deductions  under Internal  Revenue Code Section 162(m) as well as other sections of the Internal  Revenue Code, while  maintaining  flexibility to take  actions  which it deems to be in the interest of the  Corporation  and its stockholders which may not qualify for tax deductibility.

Conclusion

The Compensation  Committee believes these executive  compensation  policies and programs serve the interests of stockholders  and the  Corporation  effectively.
The various compensation vehicles offered are appropriately  balanced to provide increased  motivation for executives to contribute to the Corporation's  overall future  success,  thereby  enhancing  the  value  of  the  Corporation  for  the stockholders' benefit.

The  Compensation  Committee will continue to monitor the  effectiveness  of the
Corporation's total compensation program to meet the current and future needs of the Corporation.

Compensation Committee of the Board of Directors
      William L. Jews
      William G. Kagler
      Robert E. Mellor
      Charlotte St. Martin

                                      - 7 -

                           SUMMARY COMPENSATION TABLE

                                      Annual Compensation           Long-Term Compensation

                              -----------------------------------  -----------------------
                                                                             Awards

                                                                   ------------------------
                                                           Other      Restricted Securities
                                                           Annual        Stock   Underlying  All Other
Name and Principal Position  Year   Salary    Bonus(c) Compensation(d) Awards(e)  Options   Compensation (f)
------------------------------------------------------------------------------------------------------
Mr. Dreier - Chairman of     1999  $750,000  $1,775,554  $155,475     $1,147,500   200,000  $1,141,505
the Board of Directors,      1998  $700,000  $1,119,773  $ 10,147     $  281,185         0  $  361,898
President and Chief          1997  $655,000  $  586,943  $  7,291     $  701,646   190,000  $  199,642
Executive Officer of The
Ryland Group, Inc.

Mr. Garrity - Senior Vice    1999  $240,385  $788,780    $      0     $        0    20,000  $  216,223
President of The Ryland      1998  $230,000  $483,485    $      0     $   64,651    35,000  $   95,688
Group, Inc.; President of    1997  $220,000  $271,994    $      0     $   28,741    15,000  $   47,401
the South Region of
Ryland Homes

Mr. Scardina - Senior Vice   1999  $260,385  $551,622    $      0     $        0    20,000   $ 245,705
President of The Ryland      1998  $250,000  $713,618    $      0     $   70,282    35,000   $  95,165
Group, Inc.; President       1997  $240,000  $393,747    $      0     $   31,349    15,000   $  54,097
of the West Region of
Ryland Homes

Mr. Schreiner - Senior       1999  $220,385  $418,492    $ 17,462     $        0    15,000   $ 227,904
Vice President of The        1998  $130,769  $200,759    $ 15,158     $   25,728    30,000   $  62,416
Ryland Group, Inc.;
President of Ryland
Mortgage Company (a)

Mr. Scott - Senior Vice      1999  $240,385  $741,738    $      0     $        0    20,000   $ 215,013
President of The Ryland      1998  $230,000  $480,624    $      0     $   64,651    35,000   $  92,719
Group Inc.; President        1997  $209,231  $224,193    $ 16,960     $   26,132    15,000   $  93,895
of the North Region of
Ryland Homes

Mr. Mangan - Former          1999  $339,989  $764,210    $      0     $        0    20,000   $  43,120
Executive Vice President     1998  $325,000  $409,106    $      0     $  104,441    35,000   $ 141,490
and Chief Financial          1997  $312,000  $280,590    $      0     $   46,577    20,000   $  78,119
Officer of The Ryland
Group, Inc. (b)

(a)  Mr.  Schreiner  joined the Corporation and was elected  President of Ryland
     Mortgage Company in May, 1998.

(b)  Mr. Mangan left the  Corporation  and resigned as Executive  Vice President and Chief Financial Officer in September 1999.

(c)  Includes  bonuses for 1999,  1998, and 1997, which were paid in 2000, 1999, and 1998, respectively.

     Includes for 1999,  1998 and 1997,  the dollar value of the initial  vested portion of cash and  restricted  stock unit awards under the TRG  Incentive
     Plan as  follows:  Mr.  Dreier 1999 -  $461,204,  1998 -  $281,133,  1997 -
     $122,253;  Mr. Garrity 1999 - $86,091,  1998 - $64,675, 1997 - $28,737; Mr.
     Scardina 1999 - $93,266, 1998 - $70,288, 1997 - $31,358; Mr. Schreiner 1999
     - $78,917, 1998 - $25,759; Mr. Scott 1999 - $86,091, 1998 - $64,675, 1997 -
     $26,132, and Mr. Mangan 1999 - $418,200, 1998 - $104,418, 1997 - $46,590.

(d)  Includes the gross-up adjustment for taxes on relocation  reimbursements as follows:  Mr. Dreier 1999 - $86,421,  Mr. Schreiner 1999 - $17,462;  1998 -
     $15,158;  and Mr. Scott 1997 - $16,960.  Also includes  Medicaid  taxes and gross-up  adjustments paid to Mr. Dreier for vested  restricted stock units as follows:  1999 - $8,751; 1998 - $10,147; 1997 - $7,291; and the personal health and services allowance and medical and fitness reimbursement paid to
     Mr. Dreier in 1999 of $60,303.

(e)  Amounts for 1998 and 1997 include  restricted stock units awarded under the
     TRG Incentive  Plan.  The value of the  restricted  stock units for 1998 is based on the $28.875 closing price of the Corporation's Common Stock on the determination  date of December 31, 1998. The value of the restricted stock units for 1997 is based on the $23.50  closing  price of the  Corporation's
     Common Stock on the determination date of December 31, 1997. The restricted stock units or the cash value of the  restricted  stock units awarded under the TRG Incentive Plan vest one-third per year over three years. Holders of restricted  stock  units are  entitled  to  quarterly  dividend  equivalent payments if the Corporation pays dividends on its Common Stock.

     Mr. Dreier was awarded 45,000  restricted stock units by the Corporation in
     1999.  The value of the restricted  stock units,  which is included as 1999 compensation,  was based upon the $25.50 closing price of the Corporation's
     Common  Stock on the date of grant.  The units  vest,  and shares of Common
     Stock are  delivered to Mr. Dreier in three annual  installments  of 15,000 shares on February 15, 2001,  2002, and 2003. Mr. Dreier is entitled to all regular  quarterly  dividend  equivalent  payments on the restricted  stock units in the amount and to the extent dividends are paid by the Corporation on its Common Stock.

     Mr. Dreier was awarded 45,000  restricted stock units by the Corporation in
     1997.  The value of the restricted  stock units,  which is included as 1997 compensation, was based upon the $12.875 closing price of the Corporation's
     Common  Stock on the date of grant.  The units  vest,  and shares of Common
     Stock are delivered to Mr. Dreier in two annual  installments of 15,000 and
     30,000 shares on November 1, 1999, and November 1, 2000, respectively.  Mr.
     Dreier is entitled to all regular quarterly dividend equivalent payments on the  restricted  stock units in the amount and to the extent  dividends are paid by the Corporation on its Common Stock.

     At December 31, 1999,  the number and value of restricted  stock units held by Mr. Dreier was 75,000 units at a value of $1,729,500.

(f)  Includes  the  Corporation's   contributions  to  the  Retirement   Savings
     Opportunity Plan and the Executive and Director Deferred Compensation Plan:
     Mr. Dreier 1999 - $95,434, 1998 - $71,497, 1997 - $51,178; Mr. Garrity 1999
     - $39,552,  1998 - $28,949,  1997 - $17,831;  Mr.  Scardina 1999 - $54,223,
     1998 -  $22,638,  1997 - $21,977;  Mr.  Schreiner  1999 -  $23,723,  1998 -
     $7,846; Mr. Scott 1999 - $39,380,  1998 - $26,238,  1997 - $20,240; and Mr.
     Mangan  1999 - $38,681,  1998 - $34,325,  1997 - $26,092;  earnings  on the
     Executive  and  Director  Deferred  Compensation  Plan:  Mr.  Dreier 1997 -
     $23,056 and Mr. Mangan 1997 - $4,614; the value of term life insurance paid under the Corporation's split dollar life insurance plan: Mr. Dreier 1999 -
     $11,986,  1998 - $4,009,  1997 - $1,905; Mr. Garrity 1999 - $2,747,  1998 -
     $834,  1997 - $563; Mr.  Scardina 1999 - $3,057,  1998 - $885, 1997 - $532;
     Mr.  Schreiner 1999 - $678,  1998 - $102;  Mr. Scott 1999 - $1,740,  1998 -
     $689, 1997 - $283; and Mr. Mangan 1999 - $1,667,  1998 - $738, 1997 - $354;
     deferred cash and earnings under the TRG Incentive  Plan: Mr. Dreier 1999 -
     $929,970,  1998 - $286,392,  1997 - $123,503;  Mr. Garrity 1999 - $173,924,
     1998 - $65,905,  1997 -  $29,007;  Mr.  Scardina  1999 -  $188,425,  1998 -
     $71,642, 1997 - $31,588; Mr. Schreiner 1999 - $158,406, 1998 - $25,765; Mr.
     Scott 1999 - $173,893,  1998 - $65,792, 1997 - $26,332; and Mr. Mangan 1999
     -  $2,772,  1998  -  $106,427,  1997  -  $47,059;  and  reimbursements  for relocation  expenses:  Mr.  Dreier 1999 - $104,115;  Mr.  Schreiner  1999 -
     $45,097, 1998 - $28,702; and Mr. Scott 1997 - $47,040.

                                     - 8 -

                              EMPLOYMENT AGREEMENTS

On April 21, 1999, the Corporation entered into an employment agreement with Mr.
Dreier  for a period of four  years  beginning  April 21,  1999.  The  agreement provides for one-year  extensions  subject to a right of termination upon notice at least 180 days prior to the end of the agreement's term. Under the agreement,
Mr.  Dreier will  receive a base salary of $750,000 per year and is eligible for an annual cash bonus equal to 1.0 percent of the  adjusted  consolidated  pretax
income  of  the  Corporation   plus  1.5  percent  of  the  amount  of  adjusted
consolidated  pretax  income of the  Corporation  that  exceeds the prior fiscal year's amount.  Mr. Dreier also received a stock option grant for 200,000 shares of the Corporation's  Common Stock at an exercise price of $25.50 per share. Mr.
Dreier was granted 45,000  restricted  stock units that vest and are paid in the amount of 15,000  shares of Common Stock on each of February 15, 2001,  February
15, 2002 and February 15, 2003. If Mr. Dreier's employment is terminated without
"cause," Mr. Dreier  receives  salary and benefits for the remaining term of the agreement or 24 months,  whichever is greater,  a bonus  payment for the year of termination and a payment of all vested  benefits and awards.  In the event of a
termination   of   Mr.   Dreier's   employment   within   three   years   of   a
"change-in-control"  of the  Corporation,  he receives a cash  payment  equal to three times his  highest  annual  salary and bonus,  accelerated  vesting  under benefit and equity plans of the Corporation,  two years of continued  receipt of his current benefits as well as relocation and outplacement assistance.

The Corporation has senior  executive  severance  agreements  pursuant to which, upon termination of employment  within three years of a  "change-in-control"  of
the  Corporation,   certain  executive  officers,   including  Messrs.  Garrity,
Scardina,  Schreiner  and Scott,  receive a cash payment  equal to two times the highest annual  compensation  paid during the three years prior to  termination, accelerated  vesting under benefit plans of the Corporation,  and relocation and outplacement assistance.

                                      - 9 -

                                                STOCK OPTION GRANTS IN 1999

                 Number of      Percent of                                       Potential Realizable Value at
                 Securities    Total Options                                  Assumed Annual Rates of Stock Price
                 Underlying     Granted to      Exercise                      Appreciation for 10-Year Option Term
                  Options        Employees        Price        Expiration         -----------------------------
    Name         Granted (a)      in 1999       ($/Share)        Date                 5%                 10%
-------------     -------        ----------     ----------    -----------         -----------       -----------
Mr. Dreier        200,000           29.0          $25.50        04/21/09           $3,207,363       $ 8,128,087
Mr. Garrity        20,000            2.9          $23.88        02/05/09           $  300,297       $   761,012
Mr. Scardina       20,000            2.9          $23.88        02/05/09           $  300,297       $   761,012
Mr. Schreiner      15,000            2.2          $23.88        02/05/09           $  225,223       $   570,759
Mr. Scott          20,000            2.9          $23.88        02/05/09           $  300,297       $   761,012
Mr. Mangan         20,000            2.9          $23.88        02/05/09           $  300,297       $   761,012

(a)  These stock options are  exercisable at a rate of 33, 33 and 34 percent per year beginning on the first anniversary of the date of grant.

                                          AGGREGATED STOCK OPTION EXERCISES IN 1999
                                              AND YEAR-END STOCK OPTION VALUES

                                              Number of Securities Underlying      Value of Unexercised In-the-
                                              Unexercised Options at Year End       Money Options at Year End
               Shares Acquired       Value    ----------------------------         ---------------------------
     Name        on Exercise       Realized   Exercisable     Unexercisable       Exercisable      Unexercisable
-------------   -------------     ---------    ----------      -----------         ----------         --------
Mr. Dreier            0              $0         336,400          263,600           $2,433,075         $645,675
Mr. Garrity           0              $0          41,450           48,550           $  257,169         $ 48,769
Mr. Scardina          0              $0          52,650           48,550           $  312,719         $ 48,769
Mr. Schreiner         0              $0           9,900           35,100           $   16,397         $ 33,291
Mr. Scott             0              $0          52,050           48,550           $  276,206         $ 48,769
Mr. Mangan            0              $0          89,750           50,250           $  690,288         $ 65,025

                                     - 10 -

 COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN ON COMMON STOCK
             (Stock Price Appreciation Plus Dividends)

     This chart graphs the  Corporation's  performance in the form of cumulative total return to stockholders during the previous five years in comparison to the
Standard and Poor's 500 Index and the Dow/Home  Construction Index. The Dow/Home
construction Index includes the following companies:  Pulte Corporation;  Centex
Corporation;  Clayton Homes, Inc.; Kaufman and Broad Home Corporation;  Champion
Enterprises, Inc.; Lennar Corporation;  Walter Industries, Inc.; D.R. Horton and
Toll Brothers, Inc.
                        [Performance Graph Appears Here]

In the printed  version of the document,  a line graph appears which depicts the following plot points:

                             12/94  12/95   12/96  12/97   12/98   12/99
The Ryland Group, Inc.        100     97      98    175     216     174
S and P 500                   100    138     169    226     290     351
Dow/Home Construction Index   100    149     143    221     235     149

(a)  Assumes  that the  value of the  common  stock of the  Corporation  and the
     Indices  were  $100 on  January  1,  1995,  and  that  all  dividends  were reinvested.

                                     - 11 -

                   PROPOSAL TO APPROVE THE RYLAND GROUP, INC.
                     2000 NON-EMPLOYEE DIRECTOR EQUITY PLAN

The Board of Directors proposes that the stockholders of the Corporation approve the Corporation's  adoption of The Ryland Group, Inc. 2000 Non-Employee Director
Equity Plan. If approved,  shares of the Corporation's Common Stock will be made available for purchase under the Plan by eligible Directors.  The following is a fair and complete summary of the Plan as proposed for approval.  This summary is qualified  in its  entirety  by  reference  to the full  text of the Plan  which appears as Exhibit A to this Proxy Statement.

Summary of Plan Terms

Purpose and Types of Awards:  The Plan's  purpose is to advance the interests of the  Corporation  and its  stockholders  by encouraging  increased  Common Stock ownership of the  Corporation by its Directors.  The Plan provides for automatic grants of nonstatutory stock options to Directors on December 31st of each year.
The  Plan  will  replace  the  1992  Non-Employee   Director  Equity  Plan  (the
"Predecessor  Plan"). If the stockholders approve the Plan, the Corporation will not grant any more options under the Predecessor Plan.

Shares  Available  Under the Plan:  The Plan  authorizes the issuance of 275,000 shares of Common Stock,  plus the  remaining  28,300 shares that will be carried over from the Predecessor  Plan.  Appropriate  adjustments  will be made to this limit to reflect any stock dividend,  extraordinary cash dividend, creation of a
class  of   equity   securities,   recapitalization,   reorganization,   merger,
consolidation,  split-up,  spin-off,  business  combination,  warrants or rights offering  to  purchase  Common  Stock at a price below  market  price,  or other similar change affecting the  Corporation's  Common Stock. Such adjustments will be  made  in the  maximum  number  and  kind  of  shares  subject  to the  Plan, outstanding  stock options and subsequent  grants of stock  options,  and in the exercise price of outstanding  stock options.  The shares available for purchase under the Plan will come from authorized but unissued shares of Common Stock.

Administration:  The Plan will be administered by the Compensation  Committee of the Board of Directors. The Compensation Committee has the authority to construe the Plan,  determine all questions  arising under the Plan,  and adopt and amend rules and  regulations  for the  administration  of the Plan.  The  Compensation
Committee,  however,  has no  discretion  with  respect  to the  eligibility  or selection  of  Directors to receive  stock  options,  or the timing and exercise
price  of  the  options.   Decisions  of  the  Compensation   Committee  on  the
administration of the Plan are final and conclusive.

Eligibility  to  Participate:  All members of the Board of Directors who are not employees of the Corporation will participate in the Plan. As of March 15, 2000, seven Directors are eligible to participate in the Plan.

Stock Option Grants: If the stockholders  approve the Plan, then on December 31,
2000,  and on each December 31st  thereafter  during the term of the Plan,  each non-employee  Director  first  elected  to the Board of  Directors  during  that calendar year will receive an option to purchase  10,000 shares of Common Stock, and each other  non-employee  Director will receive an option to purchase  5,000 shares of Common Stock. The stock options will fully vest and become exercisable six months after their grant date. Once vested, stock options are exercisable at any time prior to the tenth  anniversary of their grant date unless the Director terminates service on the Board of Directors for any reason. Upon termination of service from the Board of  Directors,  all stock  options  become fully  vested, immediately  exercisable  and expire  three years after the date of  termination regardless of their stated expiration dates.

Exercise  Price:  The exercise price of all stock options granted under the Plan will be equal to the market  price of the  Common  Stock on the grant  date.  On
February 22, 2000,  the last reported  sale price per share of Common Stock,  as quoted on the New York Stock  Exchange,  was $17.125.  The option exercise price may be paid in the following ways: (1) in cash or check; (2) in shares of Common
Stock of the  Corporation  (including  shares  issued upon exercise of the stock option); (3) by a broker-assisted  cashless exercise;  or (4) by any combination of the foregoing methods.

Amendment and  Termination:  The  Compensation  Committee may amend,  suspend or terminate  the Plan or any portion of it at any time without  further  action of the stockholders except to the extent required by applicable law or the New York
Stock Exchange. If not sooner terminated by the Compensation Committee, the Plan will terminate on January 1, 2010.

Plan Benefits

The following  table provides  information  regarding stock options that will be granted under the Plan on December 31, 2000,  assuming all nominees for Director are  approved by the  stockholders  and are serving on the Board of Directors on that date.

                             NEW PLAN BENEFITS TABLE

Plan Name:  2000 Non-Employee Director Equity Plan

                                                               Number of
                                                               Shares of
                                                              Common Stock
                                      Value ($)                Underlying
                              -------------------------       Outstanding
Name and Position               5% (1)       10% (1)           Options (2)
----------------------------  -----------  ------------   -------------------
Named Executive Officers

(not eligible under Plan)         n/a          n/a                  n/a

Executive Group

(not eligible under Plan)         n/a          n/a                  n/a

Non-Executive Director Group    $376,944    $955,249              35,000

Non-Executive Officer Employee

Group (not eligible under Plan)   n/a          n/a                  n/a

(1)  The fair  value of the  option  grants is  estimated  using  the  potential realizable value at assumed annual rates of price  appreciation for 10-year option term,  assuming,  for purpose of illustration only, that the options are granted on February 22, 2000,  at the last  reported sale price on that date of $17.125,  as quoted on the New York  Stock  Exchange.  Options  are granted at fair market value on date of grant.

(2)  Assumes a grant of options to acquire  5,000 shares of Common Stock to each of the Corporations seven eligible Directors.

Tax Aspects of Plan

The stock options granted under the Plan will be nonstatutory  stock options not intended to qualify under  Internal  Revenue Code section 422.  There are no tax consequences  to the  Corporation  or the  Director  when the stock  options are granted.  A Director who  exercises a  nonstatutory  stock option with cash will realize  compensation  taxable  as  ordinary  income in an  amount  equal to the difference  between the  exercise  price paid and the fair  market  value of the
Common Stock purchased on the exercise date. The Corporation will be entitled to a  deduction  from  income in the same  amount in the  fiscal  year in which the exercise  occurs.  The Director's basis in the purchased shares will be the fair market  value of the  Common  Stock on the date  income  is  realized.  When the
Director  disposes of the shares, he or she will recognize capital gain or loss, either long-term or short-term, depending on how long the shares are held before disposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE
2000  NON-EMPLOYEE  DIRECTOR  EQUITY  PLAN.  APPROVAL OF THE PLAN  REQUIRES  THE
AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST WITH A QUORUM PRESENT.

                                     - 13 -

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based  upon  the  Corporation's  review  of  Forms  3, 4 and 5,  as  well as any amendments  submitted to the  Corporation  during 1999 for any person subject to
Section 16 of the Securities Exchange Act of 1934 (The Exchange Act), there were no persons who failed to file on a timely basis during 1999 reports  required by
Section 16(a) of The Exchange Act.

                             STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the next Annual Meeting of
Stockholders of the Corporation must be received by the Corporation on or before
November 15, 2000, and must comply with the  applicable  rules of the Securities and  Exchange  Commission  in order to be  included in the  Corporation's  Proxy
Statement  and proxy  relating to the 2001 Annual  Meeting of  Stockholders.  In addition, under the Corporation's bylaws, in order for a shareholder proposal or director nomination to come before the Annual Meeting of Stockholders, proposals and nominations, made in accordance with the bylaws of the Corporation,  require appropriate  notice to the  Corporation  of the proposal or nomination  not less than 75 days prior to the date of the Annual Stockholders' Meeting. If less than
100 days' notice of the date of the Annual Stockholders' Meeting is given by the
Corporation,  then the Corporation  must receive the notice of nomination or the proposal not later than the close of business on the 10th day following the date the  Corporation  first  mailed  the  notice or made  public  disclosure  of the meeting.  In this  regard,  notice  is given  that the 2001  Annual  Meeting  of
Stockholders  is expected to be held on the third Wednesday of April in 2001, or on or before the 30th day thereafter, as determined by the Board of Directors in accordance with the Corporation's bylaws.

                                  OTHER MATTERS

If any other  business  should come before the meeting,  the proxy  holders will vote according to their discretion.

                                     - 14 -

                                                                       EXHIBIT A

                             THE RYLAND GROUP, INC.
                     2000 NON-EMPLOYEE DIRECTOR EQUITY PLAN

Section 1.  PURPOSE

The purpose of The Ryland Group,  Inc., 2000  Non-Employee  Director Equity Plan
(the "Plan") is to advance the interests of the Corporation and its stockholders by  encouraging  increased  Common  Stock  ownership  by members of the Board of
Directors.

Section 2.  DEFINITIONS

"Board" means the Board of Directors of the Corporation.

"Committee"  means  the  Compensation  Committee  of the  Board  or  such  other committee of the Board that is designated by the  Compensation  Committee or the
Board from time to time to administer the Plan.

"Common Stock" means the Common Stock, $1.00 par value, of the Corporation.

"Corporation" means The Ryland Group, Inc.

"Employee"  means  any  officer  or  employee  of  the  Corporation  or  of  its subsidiaries.

"Market Price" means the last reported sale price of the Common Stock on the New
York Stock Exchange; or, if the Common Stock is not listed on the New York Stock
Exchange,  the closing price on such other exchange on which the Common Stock is
traded;   or,  if  quoted  on  the  Nasdaq   National  Market  System  or  other
over-the-counter  market,  the last reported sales price on the Nasdaq  National
Market System or other  over-the-counter  market; or, if the Common Stock is not publicly  traded,  such price as shall be  determined by the Committee to be the fair market value.

"Non-Employee  Director" or "Participant" means a member of the Board who is not at the time also an Employee.

"Stock Options" mean stock options granted under the Plan which are nonstatutory stock options not intended to qualify under Section 422 of the Internal  Revenue
Code of 1986, as amended.

Section 3.  SHARES OF COMMON STOCK SUBJECT TO THE PLAN

(a)  Subject to  adjustment  as  provided  in Section  3(b)  below,  the maximum aggregate  number of shares of Common  Stock  that may be issued  under the Plan shall be equal to the sum of: (i) 275,000 shares, plus (ii) any shares of Common
Stock  available for future awards under the 1992  Non-Employee  Director Equity
Plan as of the date on which the Plan is  approved  by the  stockholders  of the
Corporation.  The Common Stock  issued under the Plan will come from  authorized but unissued  shares of Common  Stock,  and the  Corporation  will set aside and reserve for issuance under the Plan said number of shares.

(b) In the event of any stock dividend, extraordinary cash dividend, creation of
a  class  of  equity  securities,   recapitalization,   reorganization,  merger,
consolidation,  split-up, spin-off, combination, exchange of shares, warrants or rights  offering  to purchase  Common  Stock at a price  below  Market  Price or similar change affecting the Common Stock,  appropriate adjustment shall be made in the maximum number and kind of shares subject to the Plan,  outstanding Stock
Options and  subsequent  grants of Stock  Options and in the  exercise  price of outstanding Stock Options.

Section 4.  ADMINISTRATION OF THE PLAN

Stock Option  grants under the Plan are  automatic as provided in Section 6. The
Plan is  administered  by the  Committee.  The  Committee  shall have the powers vested in it by the terms of the  Plan.  The  Committee  shall,  subject  to the provisions  of the Plan,  have the power to construe the Plan,  to determine all questions  arising  thereunder and to adopt and amend rules and  regulations for the  administration of the Plan.  Notwithstanding  the foregoing,  the Committee shall  have no  discretion  with  respect to the  eligibility  or  selection  of
Participants,  and the timing or exercise price of Stock Options.  Any decisions of  the  Committee  on the  administration  of  the  Plan  shall  be  final  and conclusive.

                                     - 15 -

Section 5.  PARTICIPATION IN THE PLAN

All Non-Employee Directors shall participate in the Plan.

Section 6.  DETERMINATION OF STOCK OPTIONS

Each  Stock  Option  granted  under  the Plan  shall be  evidenced  by a written instrument in such form as the Committee may approve and shall be subject to the following terms and conditions:

(a) On December 31, 2000, and on each December 31 thereafter  during the term of the Plan,  each  Non-Employee  Director  first  elected to the Board  during the calendar year that includes such date shall receive an option to purchase 10,000 shares of Common Stock and each other  Non-Employee  Director on such date shall receive an option to purchase 5,000 shares of Common Stock.

(b) The purchase  price for the Common Stock  subject to Stock  Options shall be the Market Price of the Common Stock on the date of grant.

(c) Stock  Options shall fully vest and become  exercisable  six months from the date of grant.  Vested Stock Options shall be  exercisable  at any time prior to the  expiration  of 10 years from the date of grant,  subject to Section 6(d) of the Plan.

(d) In the  event  service  on the  Board by a  Participant  terminates  for any reason,  all of the  Participant's  Stock  Options  shall  fully vest and become
immediately   exercisable  and  will  expire  three  years  after  the  date  of termination  regardless  of their  stated  expiration  dates.  The  rights  of a
Participant in a Stock Option may be exercised by the Participant's  guardian or legal  representative in the case of disability and by the Participant's  estate or a beneficiary designated by the Participant in the case of death.

(e) The  purchase  price for the Common  Stock  subject to a Stock Option may be paid (i) in cash or by check,  (ii) in shares of Common Stock of the Corporation including  shares  issued  upon  exercise  of  the  Stock  Option,  (iii)  by  a broker-assisted  cashless  exercise in accordance with Regulation T of the Board of Governors of the Federal  Reserve System through a brokerage firm approved by the Committee, or (iv) by any combination of the foregoing methods. The value of shares of Common Stock delivered in payment of the purchase price shall be their
Market Price as of the date of exercise.

(f)  Each  Participant  shall  pay  to the  Corporation,  or  make  arrangements satisfactory  to the Committee  for the payment of, any federal,  state or local taxes of any kind  required by law to be withheld with respect to the receipt of shares of Common  Stock  pursuant to the  exercise of a Stock  Option.  Such tax obligations  may be paid in whole or in part,  but in no event in  excess of the amount  necessary to satisfy the statutory  minimum  withholding  amount due, in shares of Common  Stock,  including  shares  issued  upon  exercise of the Stock
Option, valued at Market Price on the date of delivery.

Section 7.  STOCKHOLDER RIGHTS

Non-Employee  Directors shall not be deemed for any purpose to be or have rights as stockholders  of the  Corporation  with respect to any shares of Common Stock except as and when such  shares  are  issued  and then only from the date of the certificate thereof. No adjustment shall be made for dividends, distributions or other  rights  for  which  the  record  date  precedes  the  date of such  stock certificate.

Section 8.  CONTINUATION OF DIRECTOR OR OTHER STATUS

Nothing in the Plan or in any  instrument  executed  pursuant to the Plan or any action taken pursuant to the Plan shall be construed as creating or constituting evidence  of any  agreement  or  understanding,  express  or  implied,  that the
Corporation  will retain a  Non-Employee  Director as a Director or in any other capacity  for any period of time or at a  particular  retainer  or other rate of compensation,  as conferring  upon any  Participant  any legal or other right to continue as a Director or in any other  capacity,  or as  limiting,  interfering with or otherwise affecting the provisions of the Corporation's charter,  bylaws or the Maryland General Corporation Law relating to the removal of Directors.

                                     - 16 -

Section 9.  COMPLIANCE WITH GOVERNMENT REGULATIONS

Neither the Plan nor the  Corporation  shall be obligated to issue any shares of
Common  Stock  pursuant to the Plan at any time unless and until all  applicable requirements  imposed by any federal and state securities and other laws, rules, and  regulations,  by any regulatory  agencies,  or by any stock  exchanges upon which the  Common  Stock  may be listed  have been  fully  met.  As a  condition precedent to any issuance of shares of Common Stock and delivery of certificates evidencing  such  shares  pursuant  to the Plan,  the  Committee  may  require a
Participant to take any such action and to make any such  covenants,  agreements and  representations  as the  Committee,  in its discretion  deems  necessary or advisable to ensure compliance with such requirements.  The Corporation shall in no event be  obligated to register the shares of Common Stock issued or issuable under the Plan  pursuant  to the  Securities  Act of 1933,  as now or  hereafter amended,  or to qualify or register such shares under any securities laws of any state upon their issuance under the Plan or at any time  thereafter,  or to take any other  action in order to cause the  issuance  and  delivery  of such shares under the Plan or any subsequent offer, sale or other transfer of such shares to
comply  with  any  such  law,   regulation  or  requirement.   Participants  are
responsible for complying with all applicable  federal and state  securities and other laws,  rules and regulations in connection  with any offer,  sale or other transfer of the shares of Common  Stock  issued  under the Plan or any  interest
therein  including,   without  limitation,   compliance  with  the  registration
requirements  of the  Securities  Act of 1933 (unless an exemption  therefrom is available),  or with the  provisions  of Rule  144  promulgated  thereunder,  if available, or any successor provisions.

Section 10.  TRANSFERABILITY OF RIGHTS

Except as otherwise  determined by the Committee,  no Participant shall have the right to assign any Stock Option or any other right or interest  under the Plan, contingent or otherwise, or to cause or permit any encumbrance, pledge or charge of any  nature to be  imposed  on any such  Stock  Option  or any such  right or interest,  other than by will or the laws of descent  and  distribution.  Unless otherwise  determined  by the  Committee  in accord with the  provisions  of the immediately  preceding  sentence,  Stock Options shall be exercisable during the
Participant's  lifetime only by the Participant or the Participant's guardian or legal representative.

Section 11.  EFFECTIVE DATE OF PLAN

The  Plan is  effective  as of the date on which  the  Plan is  approved  by the stockholders  of the  Corporation.  Prior to such  approval,  Awards may be made under the Plan  expressly  subject to such approval but any such Awards shall be void and ineffective if the Plan is not approved by the stockholders.

Section 12.  APPLICABILITY TO OTHER PLANS

After and subject to stockholder  approval of this Plan, no further awards shall be granted  under the  Corporation's  1992  Non-Employee  Director  Equity Plan.
Outstanding awards under the 1992 Non-Employee Director Equity Plan shall remain in effect  pursuant  to the terms of the  agreements  governing  such awards and shall continue to be governed by the 1992  Non-Employee  Director Equity Plan to the extent applicable.

Section 13.  AMENDMENT AND TERMINATION OF THE PLAN

The Committee may amend, suspend or terminate the Plan or any portion thereof at
any  time  as  it  determines   appropriate,   without  further  action  by  the
Corporation's stockholders except to the extent required by applicable law or by any stock  exchanges  upon which the Common  Stock may be listed.  If not sooner terminated  by the  Committee,  the Plan  shall  terminate  on  January 1, 2010.
Termination of the Plan will not affect the rights and obligations arising under
Stock Options theretofore granted and then in effect.

Section 14.  GOVERNING LAW

The  validity,  construction  and  effect of the Plan,  of  written  instruments entered into pursuant to the Plan, and of any rules, regulations, determinations or  decisions  made by the  Committee  relating  to the  Plan  or  such  written instruments,  and the rights of any and all  persons  having or claiming to have
any  interest  therein  or  thereunder,   shall  be  determined  exclusively  in
accordance with  applicable  federal laws and the laws of the State of Maryland, without regard to

                                      - 17 -

                          PARTICIPANT INSTRUCTION CARD

                            THE RYLAND GROUP, INC.
        Participant Proxy Solicited on Behalf of the Board of Directors
                Annual Meeting of Stockholders - April 26, 2000

      The undersigned  participant in The Ryland Group, Inc.  Retirement Savings
Opportunity  Plan  acknowledges  receipt  of the Proxy  Statement  and Notice of
Annual  Meeting of  Stockholders,  dated March 15,  2000,  and hereby  instructs
Vanguard  Fidelity  Trust  Company,  the  Trustee,  to vote all shares which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the
Corporation to be held at The Ritz-Carlton,  4375 Admiralty Way, Marina del Rey,
California, on Wednesday,  April 26, 2000 at 9:00 a.m., Pacific Time, and at any
adjournments thereof.

                    (Continued and signed on reverse side)

The shares represented by this instruction card, when properly executed, will be voted in accordance  with the  instructions  herein.  In the absence of specific instructions, this proxy will be voted FOR the nominees listed below, and in the discretion  of the  proxies  upon other  business  properly  brought  before the meeting.

Please mark your votes as indicated in this example. /X/

1.    ELECTION OF DIRECTORS    FOR all              WITHHOLD AUTHORITY
                               nominees             for all nominees
                               /    /                    /    /

Nominees:   Mr. Dreier, Ms. Frecon, Mr. Jews, Mr. Kagler
            Mr. Mellor, Ms. St. Martin, Mr. Varello, Mr. Wilson

Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

2.  Approval of 2000 Non-Employee Director Equity Plan   For    Against  Abstain
                                                         [  ]     [  ]     [  ]

3.  In their discretion upon other business as may properly come before the meeting.

Please sign,  date and return this proxy  promptly in the enclosed  postage paid envelope.

Signature  ___________________    Signature  ___________________   Date  _______

NOTE: Please sign your name exactly as it appears hereon. If stock is registered in more than one name,  each joint owner must sign.  When  signing as  attorney, executor,  administrator,  guardian or corporate officer,  please give your full title as such.

                            THE RYLAND GROUP, INC.
              Proxy Solicited on Behalf of the Board of Directors
                Annual Meeting of Stockholders - April 26, 2000

     The undersigned  stockholder of The Ryland Group, Inc. (the  "Corporation")
acknowledges  receipt of the Proxy  Statement  and  Notice of Annual  Meeting of
Stockholders,  dated March 15, 2000, and hereby constitutes and appoints R. CHAD
DREIER, Chairman of the Board of Directors,  and TIMOTHY J. GECKLE, Secretary of
the  Corporation and each of them, as true and lawful proxies with full power of substitution,  to vote all shares which the  undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Corporation to be held at The Ritz-
Carlton, 4375 Admiralty Way, Marina del Rey, California, on Wednesday, April 26,
2000, at 9:00 a.m., Pacific Time, and at any adjournments thereof.

                    (Continued and signed on reverse side)

This  proxy,  when  properly  executed,  will be  voted in  accordance  with the instructions herein. In the absence of specific instructions, this proxy will be voted FOR the nominees  listed below,  and in the discretion of the proxies upon the business properly brought before the meeting.

Please mark your votes as indicted in this example         /X/

1.    ELECTION OF DIRECTORS    FOR all             WITHHOLD AUTHORITY
                               nominees             for all nominees
                               /    /                    /    /

Nominees:   Mr. Dreier, Ms. Frecon, Mr. Jews, Mr. Kagler
            Mr. Mellor, Ms. St. Martin, Mr. Varello, Mr. Wilson

Instruction:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- - - - - - - - - - - - - - - - - - - - - - - -

2. Approval of 2000 Non-Employee Director Equity Plan  For    Against    Abstain
                                                       [  ]     [  ]       [ ]

3. In their discretion upon other business as may properly come before the meeting.

Please sign,  date and return this proxy  promptly in the enclosed  postage paid envelope.

Signature  ___________________    Signature  ___________________   Date_________

NOTE: Please sign your name exactly as it appears hereon. If stock is registered in more than one name,  each joint owner must sign.  When  signing as  attorney, executor,  administrator,  guardian or corporate officer,  please give your full title as such.